SCHEDULE 14C
Information Statement Pursuant to Section 14(c) of
the Securities Exchange Act of 1934

Check the appropriate box:

[X]	Preliminary Information Statement

[ ]	Confidential, for Use of the Commission Only (as permitted by Rule 14c-5(d)(2))

[ ]	Definitive Information Statement

NO SHOW INC.
(Name of Registrant as Specified In Its Charter)

Payment of Filing Fee (Check the appropriate box):

[X]	None required

[ ]	Fee computed on table below per Exchange Act Rules 14c-5(g) and 0-11.

	1.	Title of each class of securities to which transaction applies:
	2.	Aggregate number of securities to which transaction applies:
	3.	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth amount on which filing fee is calculated and state how it was determined):
	4.	Proposed maximum aggregate value of transaction:
	5.	Total fee paid:

[ ]	Fee paid previously with preliminary materials.

[ ]
Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of the filing.

	1.	Amount previously paid:
	2.	Form, Schedule or Registration Statement No.:
	3.	Filing Party:
	4.	Date Filed:

Preliminary Copy dated February 21, 2012

SCHEDULE 14C  INFORMATION STATEMENT
Pursuant to Regulation 14C of the Securities Exchange Act of 1934, as amended

NO SHOW INC.
36 Lombard Street, Suite 700
Toronto, Ontario Canada M5C 2X3
Telephone: (416) 941-9069

WE ARE NOT ASKING YOU FOR A PROXY AND
YOU ARE REQUESTED NOT TO SEND US A PROXY

TO ALL STOCKHOLDERS OF NO SHOW INC.

This Information Statement is being furnished to our stockholders on behalf of our board of directors pursuant to Rule 14c-2 promulgated under the Securities Exchange Act of 1934, as amended, for the purpose of informing our stockholders of amendments to our Articles of Incorporation to change our name from No Show Inc. to EnDev Holdings Inc.

This Information Statement is being furnished to the stockholders of record of our Common Stock, on the record date as determined by our board of directors to be the close of business on February 14, 2012.

Our board of directors approved the amendments to our Articles of Incorporation to change our name from No Show Inc. to EnDev Holdings Inc., on February 14, 2012. Our Company on the same date received the written consent from stockholders of our Company holding a majority (61.98%) of the outstanding shares of our Common Stock. Nevada Revised Statutes 78.320(2) provides that any action required or permitted to be taken at a meeting of stockholders may be taken without a meeting if, before or after the action, a written consent thereto is signed by the stockholders holding at least a majority of the voting power.

Upon the expiration of the 20 day period required by Rule 14c-2 and in accordance with the provisions of the Private Corporations Law of the State of Nevada, our Company intends to file a Certificate of Amendment to Articles of Incorporation to affect the name change.   The Certificate of Amendment to Articles of Incorporation will not be filed until at least 20 days after we file the Information Statement with the Securities and Exchange Commission and deliver the Information Statement to our stockholders of record.

The proposed Certificate of Amendment to Articles of Incorporation, attached hereto as Exhibit A, will become effective when it has been accepted for filing by the Secretary of State of the State of Nevada. We anticipate that our Company will file the Certificate of Amendment to Articles of Incorporation 20 days after the Definitive Information Statement is first mailed to our stockholders.

The entire cost of furnishing this Information Statement will be borne by our Company. We will request brokerage houses, nominees, custodians, fiduciaries and other like parties to forward this Information Statement to the beneficial owners of our Common Stock held on the record date.

Our board of directors has fixed the close of business on February 14, 2012, as the record date for determining the holders of our Common Stock who are entitled to receive this Information Statement. As of the record date, there were 15,650,000 shares of our Common Stock issued and outstanding. We anticipate that this Information Statement will be mailed on or about March ___, 2012, to our stockholders of record.

PLEASE NOTE THAT THIS IS NOT A REQUEST FOR YOUR VOTE OR A PROXY, BUT RATHER AN INFORMATION STATEMENT DESIGNED TO INFORM YOU OF THE AMENDMENT TO OUR ARTICLES OF INCORPORATION.

WE ARE NOT ASKING YOU FOR A PROXY AND YOU ARE REQUESTED NOT TO SEND US A PROXY.

PLEASE NOTE THAT THIS IS NOT AN OFFER TO PURCHASE YOUR SHARES.

PRINCIPAL STOCKHOLDERS AND SECURITY OWNERSHIP OF MANAGEMENT

The following table contains information relating to the beneficial ownership of Common Stock by (i) each of our directors and executive officers; (ii) all directors and executive officers as a group; and (iii) each other person who is known by us to own beneficially more than 5% of our Common Stock based upon 15,650,000 shares of Common Stock outstanding as of February 14, 2012. Information as to the number of shares of Common Stock owned and the nature of ownership has been provided by these individuals or is based on Schedules 13D, or amendments thereto, received by the Company as filed with the Securities and Exchange Commission, or other information, and is not within the direct knowledge of the Company. Unless otherwise indicated, the named individuals possess sole voting and investment power with respect to the shares listed.

	Direct Amount of		Percent of
Name of Beneficial Owner	Beneficial Owner	Position	Class (2)

Officers and Directors

Martin Doane (1)	9,000,000	Vice-President, Secretary and Director	57.51%

Raniero Corsini		President, Principal Executive Officer, Principal
		Financial Officer, Principal Accounting Officer,
	0	Treasurer and Director	0%

All Officers and Directors as a
Group (2 Persons)	9,000,000		57.51%

Principal Stockholders

2251442 Ontario Inc. (1)
36 Lombard Street, Suite 700
Toronto, Ontario M5C 2X3	9,000,000	Principal Stockholder	57.51%

(1)
Represents shares held in the name of 2251442 Ontario Inc., for which Ubequity Capital Partners Inc.; 36 Lombard Street, Suite 700, Toronto, ON M5C 2X3, is the sole shareholder. The voting and disposition power of the shares controlled by Ubequity is shared by Ubequity’s two Global Managing Directors, Bill Calsbeck and Martin Doane.

(2)	Percentage based on 15,650,000 shares of common stock outstanding as of February 14, 2012

PROPOSAL TO CHANGE THE NAME OF THE COMPANY

Our board of directors believes that it is advisable and in the best interests of the Company to change the name of the Company to EnDev Holdings Inc. to reflect the Company’s new business direction as it intends to pursue business opportunities in the natural resource sector. Our board of directors approved, subject to stockholder approval, the amendment to our Articles of Incorporation to change the Company name to EnDev Holdings Inc.

Stockholder approval for the amendment to our Articles of Incorporation to effect the name change from No Show Inc. to EnDev Holdings Inc. was obtained by written consent of stockholders holding at least a majority of the voting power of our issued and outstanding Common Stock as of the record date.

The amendment to our Articles of Incorporation to effect the name change will become effective when it has been accepted for filing by the Secretary of State of the State of Nevada. We anticipate that our Company will file the Certificate of Amendment to Articles of Incorporation  20 days after the Definitive Information Statement is first mailed to our stockholders. The substantive text of the proposed Certificate of Amendment to Articles of Incorporation is attached hereto as Exhibit A.

STOCKHOLDER APPROVAL OF PROPOSED AMENDMENTS

Our Company obtained stockholder approval to adopt an amendment to our Articles of Incorporation to effect the name change from No Show Inc. to EnDev Holdings Inc.  by written consent on February 14, 2012, from stockholders holding 9,700,000 shares, or 61.98% of the issued and outstanding shares of our Common Stock.  These stockholders are 2251442 Ontario Inc. (9,000,000 shares) and Monika Fabbro (700,000 shares).  The amendment authorizing the name change will not become effective until (i) at least 20 days after we deliver the Information Statement to our stockholders of record, (ii) we file the Information Statement with the Securities and Exchange Commission and (iii) the Certificate of Amendment to Articles of Incorporation has been accepted for filing by the Secretary of State of the State of Nevada.

DISSENTERS’ RIGHTS

Pursuant to the Private Corporations Law of the State of Nevada, stockholders of our Common Stock are not entitled to dissenters’ rights of appraisal with respect to the name change.

SHAREHOLDERS SHARING AN ADDRESS

The Company will deliver only one Information Statement to multiple shareholders sharing an address unless the Company has received contrary instructions from one or more of the shareholders. The Company undertakes to deliver promptly, upon written or oral request, a separate copy of the Information Statement to a shareholder at a shared address to which a single copy of the information statement is delivered.  A shareholder can notify the Company that the shareholder wishes to receive a separate copy of the Information Statement by contacting the Company at the address or phone number set forth below. Conversely, if multiple shareholders sharing an address receive multiple Information Statements and wish to receive only one, such shareholders can notify the Company at the address or phone number set forth below.

ADDITIONAL AVAILABLE INFORMATION

We are subject to the information and reporting requirements of the Securities Exchange Act of 1934 and in accordance with such act we file periodic reports, documents and other information with the Securities and Exchange Commission relating to our business, financial statements and other matters. Such reports and other information may be inspected and are available for copying at the offices of the Securities and Exchange Commission, 100 F Street, N.E., Washington, D.C. 20549 or may be accessed at www.sec.gov.

EXHIBIT A

CERTIFICATE OF AMENDMENT TO ARTICLES OF INCORPORATION
FOR NEVADA PROFIT CORPORATIONS

(Pursuant to NRS 78.385 and 78.390 – After Issuance of Stock)

1.	Name of Corporation:	No Show Inc.

2.	The articles have been amended as follows: (provide article numbers, if available)

ARTICLE 1 - NAME

CORPORATE NAME

The name of the corporation shall be “EnDev Holdings Inc.”

3.
The vote by which the stockholders holding shares in the corporation entitling them to exercise a least a majority of the voting power, or such greater proportion of the voting power as may be required in the case of a vote by classes or series, or as may be required by the provisions of the articles of incorporation have voted in favor of the amendment is:  9,700,000 shares of common stock - 61.98%

4.	Effective date and time of filing: (optional)	Date:	__________	Time:	__________

5.	Signature: (required)

By:	_____________________________________

Raniero Corsini,
President, Chief Financial Officer and Treasurer